UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2025
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QUANTERIX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike
Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)
(617) 301-9400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Shareholder Director Nominations. Submission of Matters to a Vote of Security Holders.
At the 2025 Annual Meeting of Stockholders of Quanterix Corporation (the “Company”) held on September 29, 2025, as adjourned from September 23, 2025 (the “Annual Meeting”), the stockholders of the Company voted on and approved the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on August 25, 2025 (File No. 001-38319) (the “Proxy Statement”): (1) to elect Myla Lai-Goldman, M.D., Masoud Toloue, Ph.D. and David R. Walt, Ph.D. as independent directors to each serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2028, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal (“Proposal 1”); (2) an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (“Proposal 2”); (3) to ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 3”); (4) to approve an amendment to the Company’s Certificate of Incorporation (the “Charter”) to declassify its Board of Directors (“Proposal 4”); (5) to approve an amendment to the Charter to eliminate the supermajority stockholder vote requirement for stockholders to amend certain provisions of the Charter (“Proposal 5”); and (6) to approve an amendment to the Charter to eliminate the supermajority stockholder vote requirement for stockholders to amend the Company’s Bylaws (“Proposal 6”).
The tabulation of votes with respect to the proposals at the Annual Meeting was as follows:
Proposal 1 — Election of Directors:

	For	Withheld	Broker Non-Votes
Myla Lai-Goldman, M.D.	35,731,623	163,772	4,293,146
Masoud Toloue, Ph.D.	32,552,678	3,342,717	4,293,146
David R. Walt, Ph.D.	29,705,101	6,190,294	4,293,146

Proposal 2 — Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
30,261,443	5,546,651	87,298	4,293,149

Proposal 3 — Ratification of KPMG, LLP as the Company’s Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
40,087,908	82,320	18,313	0

Proposal 4 — Vote to Approve an Amendment to the Charter to Declassify the Board:

For	Against	Abstain	Broker Non-Votes
35,685,740	159,250	50,404	4,293,147

Proposal 5 — Vote to Approve an Amendment to the Charter to Eliminate the Supermajority Stockholder Vote Required to Amend Certain Charter Provisions:

For	Against	Abstain	Broker Non-Votes
35,554,910	253,407	87,077	4,293,147

Proposal 6 — Vote to Approve an Amendment to the Charter to Eliminate the Supermajority Stockholder Vote Required to Amend the Bylaws:

For	Against	Abstain	Broker Non-Votes
35,558,103	256,746	80,545	4,293,147

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Restated Bylaws
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2025	QUANTERIX CORPORATION

	By:	/s/ Vandana Sriram
	Name:	Vandana Sriram
	Title:	Chief Financial Officer